SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 13, 2000


                      SECURITY CAPITAL GROUP INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)








                                     1-13355
                            (Commission File Number)

                                   36-3692698
                      (I.R.S. Employer Identification No.)








                            125 Lincoln Avenue 87501
               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
              (Registrant's Telephone Number, Including Area Code)








Item 9.  Regulation FD Disclosure

          On November 14, 2000, the Registrant provided an Investor Memorandum dated November 13, 2000 to certain investors and included a copy of that memorandum on its website. The Registrant is also furnishing the Investor Memorandum to the Securities and Exchange Commission ("Commission") as an exhibit to this Form 8-K. Unless the Registrant at some future time determines to incorporate this Form 8-K into a report, proxy statement or registration statement filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this report on Form 8-K is not deemed "filed" for purposes of Section 18 of the Exchange Act or subject to the liabilities of that section or Section 11 of the Securities Act and shall not be deemed incorporated by reference into any registration statement filed under the Securities Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
               None

         (b)  Pro Forma Financial Statements.
               None

         (c)  Exhibits.

Exhibit No.       Document Description

99.1              Investor Memorandum dated November 13, 2000





                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SECURITY CAPITAL GROUP INCORPORATED



Dated: November 14, 2000                    By:   /s/ Jeffrey A. Klopf
                                                  Jeffrey A. Klopf
                                                  Senior Vice President and
                                                  Secretary



EXHIBIT 99.1

                      SECURITY CAPITAL INVESTOR MEMORANDUM
                                NOVEMBER 13, 2000

Forward Looking Statements

     Certain information in this presentation contains forward looking statements under federal securities laws. These statements are based on current expectations, estimates and projection about the industry and markets in which Security Capital operates, management's beliefs and assumptions made by management. Forward looking statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Actual operating results may be affected by changes in national and local conditions, competitive market conditions, and conditions in the securities markets, and therefore may differ materially from what is expressed or forecasted in this presentations.

Analysts' Reports

     Certain information in this presentation refers to financial analysts' reports. Security Capital does not endorse the views of any financial analysts and any reference to these reports in this presentation should not be viewed as indicating that Security Capital agrees with any of these reports as of the date of preparation of any report, the date of distribution of any report or any other date.


SCZ STOCK PRICE DECLINE RESULTS IN STRATEGY REEVALUATION

Included here is a chart showing SCZ's stock price from its initial public offering in September 1997 through March 1999.

Reasons for Decline:

o Conversion of $723 million of 12% Convertible Debentures linked to $1.25 Billion of SCZ stock into the Public Stock Market.

o      Earnings Expectation Missed for Q3 1998.

o      Overall Price Decline in REIT Stocks.

o      Holding Company vs. Operating Company.

o      Stock Price Decline brings focus to the "SCZ Complex Structure".


SCZ's NEW STRATEGY AND IMPLEMENTATION
o        Simplify Structure and Eliminate Public / Private
         Market Discount
o Ultimately Concentrate Capital Only in Privately Owned Sustainable "Leadership" Operating Businesses
o Continue to Opportunistically Sell or Reposition Investments in Businesses Not Meeting New Operating Company Criteria
o        Size Overhead to Meet New Business Strategy
o        Attract New Key Long-Term Strategic Shareholders
o        Continue to Buy Undervalued SCZ Stock
o        Continued Solid / Predictable Earnings (EBDADT) Growth




SCZ STOCK PRICE DECLINE RESULTS IN A NEW STRATEGY AND IMPLEMENTATION

Included here is a chart showing SCZ's stock price from March 1999 through November 10, 2000.


SCZ:  A COMPLEX STRUCTURE WITH THREE TIERS OF UNREALIZED VALUE.


Tier 3                          SECURITY CAPITAL GROUP
Unrealized
NAV/OP.CO. Value


Tier 2                  SC-US REALTY: 40.6%             SC-EUROPEAN: 34.6%
Unrealized
NAV/OP.CO.Value         CarrAmerica (43.5%)             Interparking S.A.(73.6%)
                        Storage USA (43.5%)             Access S.A. (100%)
                        Regency (60.2%)                 EuroOffice (100%)*
                        City Center Retail (99.9%)      City&West End (99.3%)
                        CWS Communities (94.1%)         London and Henley(95.6%)
                        Urban Growth Property (98.8%)
                        InterPark (5.5%)

Tier 1                  SCZ DIRECTLY OWNED
Unrealized              Archstone (29.1%)
NAV/OP.CO. Value        ProLogis (30.5%)
                        BelmontCorp (100%)
                        Homestead (100%)

Percentage shown indicates direct and indirect ownership interest.
* EuroOffice if comprised of Akeler Holdings S.A. and Bernheim-Comofi S.A.




IMPLEMENTATION OF SCZ STRATEGY

o        $1.2 Billion of Capital Transactions Closed Since Sept. 1999
        -$329 Million Sale of Strategic Hotel Capital
        -Repurchased $294+ Million of SCZ Stock and $80.5 Million of Convertible Debentures Retiring 23.6 million shares (17.3% of Shares Outstanding in August 1999)
        -$416 Million Sale of Archstone Stock
        -Restructuring and Privatization of Homestead
o        14 New Key Strategic Shareholders Buy 35%+ of SCZ Stock
o        Overhead Sized to Meet New Business Strategy
o Sept. 26, 2000, Announced $1.4 Billion Business Combination with SC-U.S. Realty (Controlling $9.87 Billion of Assets)
o        Continued Strong Earnings (EBDADT) Growth

NEW STRATEGY IMPLEMENTATION
Stock Buybacks:
                  ANNOUNCED          COMPLETED
Archstone        $550 million      $522 million
S.C. U.S.Realty  $250 million      $212 million
Security Capital $650 million      $294 million
Regency Realty    $65 million       $65 million
Storage USA       $42 million       $42 million
CarrAmerica       150 million       $71 million
TOTAL          $1,707 million    $1,206 million




NEW STRATEGY IMPLEMENTATION
Managed Third-Party Capital to Drive New Growth

o Storage USA $180 Million Joint Venture with Fidelity and $400 Million Joint Venture with General Electric
o        ProLogis $2.7 Billion European Fund and $556 Million
         Joint Venture with New York State Common Retirement Fund
o        Archstone $237 Million Joint Venture with First Islamic Bank
o        CarrAmerica $675 Million Asset / Development
         Joint Venture with New York Teachers' Retirement System
o        Additional Initiatives to be Announced




NEW STRATEGY IMPLEMENTATION:  SIMPLIFY STRUCTURE

     The following is a chart which shows ownership interest, and the numbers preceding an entity show important steps in simplification of structure.


                                SECURITY CAPITAL GROUP

           SCG directly          7-  SC-US Realty(2)         SC-European
              owned                    40.6%                 34.6%

1 -     Strategic Hotel         CarrAmerica (43.5%)     Interparking SA (73.6%)

2 -     Homestead (100%)        Storage USA (43.5%)     Access SA (100%)

        ProLogis (30.5%)        Regency (60.2%)         EuroOffice (100%)(4)

        BelmontCorp (100%)  4 - City Center Retail(99.9%) City&West End (99.3%)

3 -     Archstone (29.1%)   CWS Communities (94.1%) 6 - London and Henley(95.6%)

                            5 - Urban Growth (98.8%) (3)
                                InterPark (5.5%)(3)

(1) The Capital Division comprises 98.7% of SCZ's assets. Management feels that SCZ's stock will respond principally with a rationalization of the Capital Division. The Financial Services Division, not shown on this chart, is key to SCZ's ongoing strategy.

(2) Discussed below under "Combination of SCZ and SC-U.S. Realty"
(3) Anticipated merger to be consummated by Q1 2001.
(4) EuroOffice is comprised of Akeler Holdings S.A. and Bernheim-Comofi S.A.


SCZ FINANCIAL HIGHLIGHTS
     Strong per-share earnings growth -- based on aggressive management action and strong operating fundamentals.

     Included here are graphics showing an increase in EBDADT per share from $.48 per share for the third quarter of 1999 to $.75 per share for the third quarter of 2000 (a 56.3% increase) and an increase in EBDADT per share from $1.39 for the nine months ended September 30, 1999 to $1.93 for the nine months ended September 30, 2000 ( a 38.8% increase.)

Strong Balance Sheet Creates Financial Flexibility
o Free cash flow for the four quarters ended September 30, 2000 was $105.5 million, an increase of 167.1% from the four quarters ended September 30, 1999.
o The ratio of cash flow to fixed charges for the four quarters ended September 30, 2000, was 2.78 compared to 2.65 as of June 30, 2000.
o $930 million of long-term debt average life of 12.3 years at an average fixed rate of 7.2% (Leverage of 21.6%).

     Included here are graphics which show total capitalization at December 31, 1999 (after reduction for accounts payable and other liabilities) of $3,420 million, consisting of $2,351 million of equity, $978 million of long-term debt and $91 million of short-term debt and total capitalization at September 30, 2000 (after reduction for accounts payable and other liabilities) of $4,186 million, consisting of $3,256 million of equity, and $930 million of long-term debt.

SCZ FINANCIAL HIGHLIGHTS

Continued Solid Earnings Growth


Strong Embedded Growth                  CAPITAL DIVISION (as of September 30, 2000)
                                        19.9% Prestabilized
                                        $4.5 billion of Assets

                                                                % Prestabilized         $ of Assets

                                Archstone               22%
                                BelmontCorp             100%            17.2%           $1.9 Billion
$5.5 Billion of assets          Homestead Village       0%
sold/contributed to             ProLogis                12%
JVs in the past 24
months.
                                CarrAmerica             7%
                                City Center Retail      100%
                                CWS Communities         43%
                                InterPark               0%              18.6%           $1.8 Billion
                                Regency Realty          20%
                                Storage USA             25%
                                Urban Growth            8%

                                Access S.A.             30%
                                City & West End SA      31%
                                EuroOffice*             69%             39.8%           $0.8 Billion
                                Interparking (BC SA)    0%
                                London and Henley       56%


        * EuroOffice is comprised of Akeler Holdings SA and Bernheim-Comofi SA.






SCZ FINANCIAL HIGHLIGHTS

      Q3 2000 investment return analysis:


                                        Q3 1999(1)      Q3 2000(1)

Weighted Average Investment Yield(2)    9.8%            12.5%
Return on Invested Capital(3)           9.9%            13.2%
Return on Equity(4)                     10.6%           15.2%



     o Investment yield - strong property performance and stabilization of assets of investees
     o  ROIC - Expense controls improve overall margins
     o  ROE  - Expense controls and stock buyback improve returns
(1) Returns reflect annualized Q3 results.
(2) Calculated as Equity in EBDADT (before special items) divided by total investment cost.
(3) Calculated as total earnings (before special items) for the Capital and Services Divisions less taxes and expenses (G&A, Capital and Services Division) before depreciation and interest divided by total capital cost.
(4) Calculated as EBDADT (before special items), divided by equity at cost.




GLOBAL CAPITAL MANAGEMENT GROUP

Significant outperformance with $2.2 billion of assets under management.

     Included here is a chart which shows the value of $100 million invested since December 1995 (inception of Global Capital Management Group) through September 2000 using the Security Capital Real Estate Securities U.S. Composite, showing a value of $223 million at September 2000, against the Wilshire Real Estate Securities Index, showing a value of $164 million at September 30, 2000. Also included is a chart which shows an average annual rate of return from December 31, 1995 to September 30, 2000 of 19.6% (net of fees) for the Security Capital Real Estate Securities U.S. Composite and 11.0% for the Wilshire Real Estate Securities Index.


CONSISTENT OUTPERFORMANCE ACROSS $2.2 BILLION OF ASSETS UNDER MANAGEMENT.

     Included here is a chart which shows the average annual rate of return from inception through September 30, 2000, for various accounts or managed entities against Wilshire Index for same periods.

SECURITY CAPITAL:  THE FUTURE

             CAPITAL DIVISION:                          FINANCIAL SERVICES DIVISION:
        100%/High percentage ownership                  Leading real estate capital management services organization
        real estate operating/service businesses        o  Global Capital Management Group
        o High ROI businesses which produce S&P            - Mutual funds/separate accounts
                competitive returns                        - Managed entities
          - Privately owned sustainable
                "Leadership" businesses
          - Produce substantial third-party
                customer service income
          - Managed third-party capital
          - Create measurable brand value
        o Leading operating/service platform
                in respective niche.



Financial Services Division: Leading real estate capital management services organization.
        o  Global Capital Management Group
                - Mutual funds/separate accounts
                - Managed entities


COMBINATION OF SCZ AND SC-U.S. REALTY

The Expected Benefits for Both Companies Include:
o        A Simplified Combined Company with a Stronger Market Profile
         -   Eliminate a Tier of Discount and Unrealized Value
         -   Eliminate a Complex Structural Relationship
o        Increased Liquidity and Financial Flexibility
o        Significant Step towards an Operating Company Structure
o Enhanced Opportunities Including Monetization or Consolidation of Existing Businesses
o        Significant Stock Repurchases  --  $450 Million Currently Authorized



PRO FORMA FINANCIAL IMPACT OF TRANSACTION

        Consistent with SEC requirements, pro forma results based on only $200 million of share purchases and excludes anticipated expense savings.

     The adjusted pro forma results shown below reflect the additional $250 million of stock repurchases authorized by SCZ's Board and anticipated expense savings.


        For the six months ended June 30, 2000:

                                                                Adjusted        Increase from Actual
                                Actual          Pro Forma       Pro Forma(1)    to Adjusted Pro Forma


        Per Share
        Diluted EBDADT          $1.17           $1.12           $1.21                   $0.04
        Net Asset Value        $22.66          $25.54          $26.10                   $3.44


(1)  Assumes completion of an additional $250 million of stock repurchases using
     SCZ's   closing   stock  price  on  September  22,  2000  of  $19.0625  and
     approximately $8 million of annual expense savings.




PRO FORMA FINANCIAL IMPACT OF TRANSACTION
Consistent with SEC requirements, based on only $200 million of share purchases and excludes anticipated expense savings.


                                12 months ended         Six months ended
                                 Dec. 31, 1999           June 30, 2000
                          SCZ Actual    Pro Forma     SCZ Actual    Pro Forma

Cash Flow From Operations  $60,337      $119,567        $93,002       $155,521

Cash Flow / Share            $0.51        $0.75         $0.85         $1.04

Reported NAV / Share       $17.99        $20.60          $22.66      $25.54

Cash Flow Coverage Ratio   2.16x         2.41x           2.65x        2.68x

Leverage Ratio(1)         30.7%          34.9%           27.6%        29.1%(2)

(1)  Calculated as total debt to fair value of assets.
(2)  25.4% as of August 31, 2000.

EQUITY MARKET CAPITALIZATION

     Included is a chart which shows the equity market capitalization, based on September 30, 2000 valuation, of SC U.S. Realty ($1.5 billion), Security Capital ($2.5 billion), Vornado ($3.2 billion), combined SC U.S. Realty and Security Capital ($3.2 billion), Spieker ($4.5 billion), Boston Properties ($4.6 billion), Simon Properties (%6.4 billion), Equity Residential ($7.8 billion) and Equity Office ($11.4 billion).


PRO FORMA STRUCTURE POST-TRANSACTION

Security Capital Group (combined company)
Total assets:  $6,070 MM (as  of September 30, 2000)

  Capital Division:  98.7% of assets            Financial Services Division:

         Public Companies:     Ownership        Global Capital Management Group
         Archstone               29%            - Mutual funds/separate accounts
         CarrAmerica             44%            - Managed entities
$26.2    ProLogis                31%
Billion  Regency                 60%
         Storage USA             44%

         Private Companies:
         Belmont                100%
         CWS Communities         94%
         Homestead Village      100%
         InterPark               99%
         SC-European             35%